Debt Obligations (Tables)	12 Months Ended
Dec. 31, 2013
Debt Obligations
Summary of debt obligations

	December 31,
	2013	2012
	(in thousands)
Senior notes due 2021	$200,000	$—
Senior secured term notes due 2017, net	—	122,729
$75.0 million unsecured revolving credit facility	—	—
$10.0 million secured revolving credit facility	—	—

Total debt obligations	$200,000	$122,729